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SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.            )

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BUSINESS BANCORP
(Name of Registrant as Specified In Its Charter)
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BUSINESS BANCORP

NOTICE OF 2003 ANNUAL MEETING OF SHAREHOLDERS
AND
PROXY STATEMENT

DATE:	Thursday, May 22, 2003
TIME:	9:00 a.m.
PLACE	Hilton Oakland Airport One Hegenberger Road Oakland, California 94621

April 18, 2003

Dear Shareholder:

        It is my pleasure to invite you to Business Bancorp's 2003 Annual Meeting of Shareholders.

        We will hold the meeting on Thursday, May 22, 2003, at 9:00 a.m., at the Hilton Oakland Airport, One Hegenberger Road, Oakland, California 94621. In addition to the formal items of business, I will review the major developments of 2002 and answer any questions you may have.

        This booklet includes the Notice of Annual Meeting and the Proxy Statement. The Proxy Statement describes the business that we will conduct at the meeting and provides information about Business Bancorp.

        Your vote is important. Whether or not you plan to attend the meeting, please complete, date, sign and return the enclosed proxy card promptly. You may be eligible to vote electronically over the Internet or by telephone by following the instructions on the proxy card. If you attend the meeting and prefer to vote in person, you may do so.

        We look forward to seeing you at the meeting.

                      Sincerely,

                      Alan J. Lane
                       Chief Executive Officer

BUSINESS BANCORP

NOTICE OF 2003 ANNUAL MEETING OF SHAREHOLDERS
AND
PROXY STATEMENT

DATE:	Thursday, May 22, 2003
TIME:	9:00 a.m.
PLACE	Hilton Oakland Airport One Hegenberger Road Oakland, California 94621

Dear Shareholders:

        At our 2003 Annual Meeting, we will ask you to:

  1.
  Elect three directors for election to Class I of the Board, each to serve for a term of three years;

  2.
  Ratify the selection of Vavrinek, Trine, Day & Company, LLP as our independent accountants for 2003; and

  3.
  Transact any other business that may properly be presented at the Annual Meeting.

        If you were a shareholder of record at the close of business on March 31, 2003, you may vote at the Annual Meeting.

        The Bylaws of the Company provide for the nomination of directors in the following manner:

        "Nominations for election of members of the Board of Directors may be made by the Board of Directors or by any shareholder of any outstanding class of voting stock of the Corporation entitled to vote for the election of directors. Notice of intention to make any nominations, other than by the Board of Directors, shall be made in writing and shall be received by the President of the Corporation no more than 60 days prior to any meeting of shareholders called for the election of directors, and no more than 10 days after the date the notice of such meeting is sent to shareholders pursuant to Section 5(a) of Article III of these bylaws; provided, however, that if only 10 days' notice of the meeting is given to shareholders, such notice of intention to nominate shall be received by the President of the Corporation not later than the time fixed in the notice of the meeting for the opening of the meeting. Such notification shall contain the following information to the extent known to the notifying shareholder:

  (A)
  the name and address of each proposed nominee;

  (B)
  the principal occupation of each proposed nominee;

  (C)
  the number of shares of voting stock of the corporation owned by each proposed nominee;

  (D)
  the name and residence address of the notifying shareholder; and

  (E)
  the number of shares of voting stock of the corporation owned by the notifying shareholder.

        Nominations not made in accordance herewith shall be disregarded by the chairman of the meeting, and the inspectors of election shall then disregard all votes cast for each such nominee."

        IT IS IMPORTANT THAT ALL SHAREHOLDERS VOTE. WE URGE YOU TO SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE, REGARDLESS OF WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. IF YOU DO

ATTEND THE MEETING, YOU MAY THEN WITHDRAW YOUR PROXY AND VOTE IN PERSON. IN ORDER TO FACILITATE THE PROVIDING OF ADEQUATE ACCOMODATIONS, PLEASE INDICATE ON THE PROXY WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING.

By Order of the Board of Directors
Sheila T. Moran Corporate Secretary

San Rafael, California
Dated: April 18, 2003

PROXY STATEMENT FOR BUSINESS BANCORP
2003 ANNUAL MEETING OF SHAREHOLDERS

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Why Did You Send Me this Proxy Statement?

        We sent you this Proxy Statement and the enclosed proxy card because our Board of Directors is soliciting your proxy to vote at the 2003 Annual Meeting of Shareholders. This Proxy Statement summarizes the information you need to know to cast an informed vote at the Annual Meeting. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card.

        Along with this Proxy Statement, we are sending you the Business Bancorp 2002 Summary Annual Report to Shareholders and the 2002 Annual Report on Form 10-K, which includes our financial statements. Business Bancorp is also referred to in this Proxy Statement as the "Company."

Who is Entitled to Vote?

        We will begin sending this Proxy Statement, the attached Notice of Annual Meeting and the enclosed proxy card on or about April 18, 2003 to all shareholders entitled to vote. Shareholders who were the record owners of Business Bancorp Common Stock at the close of business on March 31, 2003 are entitled to vote. On this record date, there were 3,946,999 shares of Business Bancorp Common Stock outstanding. Our Common Stock is the only class of outstanding stock.

What Constitutes a Quorum?

        A majority of the outstanding shares of the Common Stock entitled to vote at the Annual Meeting must be present, in person or by proxy, in order to constitute a quorum. We can only conduct the business of the Annual Meeting if a quorum has been established. We will include proxies marked as abstentions and broker non-votes in determining the number of shares present at the Annual Meeting.

How Many Votes Do I Have?

        Each share of Common Stock entitles you to one vote. The proxy card indicates the number of votes that you have as of the record date.

How Do I Vote by Proxy?

        Whether or not you plan to attend the Annual Meeting, we urge you to complete, sign and date the enclosed proxy card and to return it promptly in the envelope provided. You may be eligible to vote your shares electronically over the Internet or by telephone (see below). Returning the proxy card will not affect your right to attend the Annual Meeting and vote.

        If you properly fill in your proxy card and send it to us in time to vote, your "proxy" (one of the individuals named on your proxy card) will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, your proxy will vote your shares as recommended by the Board of Directors as follows:

  •
  "FOR" the election of all three nominees for director

  •
  "FOR" ratification of the selection of independent accountants for 2003

        If any other matter is presented, your proxies will vote in accordance with his or her best judgment. At the time this Proxy Statement went to press, we knew of no matters to be acted on at the Annual Meeting, other than those discussed in this Proxy Statement.

        If you hold your shares of Common Stock in "street name" (that is, through a broker or other nominee) and you fail to instruct your broker or nominee as to how to vote your shares of Common Stock, your broker or nominee may, in its discretion, vote your shares "FOR" the election of the nominees for director set forth in the Proxy Statement and "FOR" ratification of the appointment of Vavrinek, Trine, Day & Company, LLP as our independent public accountants for the year ending December 31, 2003.

May I Vote Electronically over the Internet or by Telephone?

        If your shares are registered in your own name, you will not be able to vote electronically. If your shares are registered in the name of a bank or brokerage firm, you may be eligible to vote your shares electronically over the internet or by telephone. A large number of banks and brokerage firms are participating in the ADP Investor Communication Services online program. This program provides eligible shareholders who receive a paper copy of this Proxy Statement the opportunity to vote via the Internet or by telephone. If your bank or brokerage firm is participating in ADP's program, your proxy card will provide the instructions. If your proxy card does not reference Internet or telephone information, please complete and return the proxy card in the self-addressed, postage paid envelope provided.

May I Change My Vote After I Return My Proxy?

        Yes. If you fill out and return the enclosed proxy card, or vote by telephone or the Internet, you may change your vote at any time before the vote is conducted at the Annual Meeting. You may change your vote in any one of four ways:

  •
  You may send to the Company's Corporate Secretary another completed proxy card with a later date.

  •
  You may notify the Company's Corporate Secretary in writing before the Annual Meeting that you have revoked your proxy.

  •
  You may attend the Annual Meeting and vote in person.

  •
  If you have voted your shares by telephone or Internet, you can revoke your prior telephone or Internet vote by recording a different vote, or by signing and returning a proxy card dated as of a date that is later than your last telephone or Internet vote.

How Do I Vote in Person?

        If you plan to attend the Annual Meeting and vote in person, we will give you a ballot form when you arrive. However, if your shares are held in the name of your broker, bank or other nominee, you must bring a power of attorney or a legal proxy from your nominee in order to vote at the Annual Meeting.

What Vote is Required to Approve Each Proposal?

Proposal 1:
Elect Three Directors	The three nominees for director who receive the most votes will be elected. So, if you do not vote for a particular nominee, or you indicate "WITHHOLD AUTHORITY" to vote for a particular nominee on your proxy card, your vote will not count either "for" or "against" the nominee. Our Bylaws do not permit cumulative voting.

Proposal 2:
Ratify Selection of Independent Public Accountants	The affirmative vote of a majority of the votes cast at the Annual Meeting on this proposal is required to ratify the selection of independent public accountants. So, if you "ABSTAIN" from voting, it has no effect on the outcome of this proposal.

What are the Costs of Soliciting these Proxies?

        We will pay all the costs of soliciting these proxies. In addition to mailing proxy-soliciting material, our directors, officers and employees also may solicit proxies in person, by telephone or by other electronic means of communication for which they will receive no compensation. We will ask banks, brokers and other institutions, nominees and fiduciaries to forward the proxy materials to their principals and to obtain authority to execute proxies. We will then reimburse them for their reasonable expenses.

How Do I Obtain an Annual Report on Form 10-K?

        We have enclosed a copy of our 2002 Annual Report on Form 10-K with this Proxy Statement. If you would like another copy of our 2002 Annual Report on Form 10-K, we will send you one without charge. The Annual Report on Form 10-K includes a list of exhibits filed with the SEC, but does not include the exhibits. If you wish to receive copies of the exhibits, we will send them to you. Expenses for copying and mailing them to you will be your responsibility. Please write to:

Business Bancorp 1248 Fifth Ave. San Rafael, CA 94901
Attention:	Sheila T. Moran Corporate Secretary

        In addition, the SEC maintains an Internet site at http://www.sec.gov that contains Business Bancorp's SEC filings.

INFORMATION ABOUT BUSINESS BANCORP STOCK OWNERSHIP

        The Securities and Exchange Commission has defined "beneficial ownership" to mean more than ownership in the usual sense. For example, a person has beneficial ownership of a share not only if he owns it in the usual sense, but also if he has the power to vote, sell or otherwise dispose of the share. Beneficial ownership also includes that number of shares that a person has the right to acquire within 60 days. Two or more persons might count as beneficial owners of the same share.

How Much of Business Bancorp's Common Stock is Owned by Directors, Executive Officers and Greater than 5% Shareholders?

        The following table shows, as of March 31, 2003, beneficial ownership of Business Bancorp Common Stock by each of Business Bancorp's directors, nominees for director, executive officers, directors and executive officers as a group and persons known to us who own more than 5% of our Common Stock.

	Shares Beneficially Owned
Name of Beneficial Owner	Number of Shares(1)	Vested Option Shares(2)	Percentage of Class(3)
Ruth E. Adell	11,616	18,944	0.77%
D. William Bader	90,720	10,500	2.56%
Neal T. Baker(4)	137,135	26,560	4.12%
John E. Duckworth(5)	98,920	26,560	3.16%
Edwin J. Fix	0	2,250	0.06%
Charles O. Hall	40,439	38,002	1.97%
Timothy J. Jorstad(6)	119,738	23,469	3.61%
Alan J. Lane	327	74,027	1.85%
Catherine H. Munson(7)	31,469	12,969	1.12%
Patrick E. Phelan	12,807	16,289	0.73%
Gary T. Ragghianti(8)	35,814	23,469	1.49%
John L. Riddell	61,304	26,560	2.21%
Arnold H. Stubblefield(9)(10)(11)(12)	510,353	10,500	13.16%
John L. Stubblefield(11)(12)	51,479	26,560	1.96%
Randall J. Verrue(13)	51,489	23,469	1.89%

All directors and executive officers as a group (15 persons)	1,253,610	360,128	37.47%

(1)
Except as otherwise noted, may include shares held by such person's spouse (except where legally separated) and minor children, and by any other relative of such person who has the same home; shares held in "street name" for the benefit of such person; shares held by a family trust as to which such person is a trustee and primary beneficiary with sole voting and investment power (or shared power with a spouse); or shares held in an Individual Retirement Account or pension plan as to which such person is the sole beneficiary and has pass-through voting rights and investment power.

(2)
Consists of shares which the applicable individual or group has the right to acquire upon the exercise of stock options which are vested or will vest within 60 days of March 31, 2003 pursuant to the Company's Stock Option Plans.

(3)
The percentages are based on the total number of shares of the Company's common stock outstanding, plus the number of option shares which the individual or group, as applicable, has the right to acquire upon the exercise of stock options which are vested or will vest within 60 days of March 31, 2003 pursuant to the Company's stock option plans.

(4)
Includes 10,885 shares held by the Neal T. Baker Trust FBO Neal T. Baker Enterprises, Inc., of which Mr. Baker is trustee; 54,085 shares held by Neal T. Baker Enterprises, Inc., a corporation of which Mr. Baker is President and sole shareholder; and 16,060 shares owned by Baker's Burgers, Inc., a corporation of which Mr. Baker is President and sole shareholder. Mr. Baker has sole voting and investment power as to all of these shares.

(5)
Includes 65,480 shares held by Mr. Duckworth together with certain extended family members; and 19,625 shares held by Arr. 1865, a limited partnership of which Mr. Duckworth is a general partner; as to all of which shares Mr. Duckworth has shared voting and investment power.

(6)
Includes 107,418 shares held by Jorstad, Inc. Profit Sharing Plan, of which Mr. Jorstad is trustee. Mr. Jorstad has sole voting and investment power as to these shares.

(7)
Includes 1,945 shares held by Lucas Valley Properties, Inc., Money Purchase & Profit Sharing Pension Plan, of which Ms. Munson is trustee. Ms. Munson has sole voting and investment power as to these shares.

(8)
Includes 12,300 shares held by Ragghianti & Thomas Profit Sharing Retirement Trust. Mr. Ragghianti has sole voting and investment power as to these shares.

(9)
Mr. Stubblefield's address is Post Office Box 327, Meridian, Idaho 83642.

(10)
Includes 41,258 shares held by the Stubblefield Construction Co. Employee Profit Sharing Plan, of which Mr. Stubblefield is trustee; 9,783 shares owned by Stubblefield Construction Co., a corporation of which Mr. Stubblefield is President; 70,060 shares owned by Stubblefield Properties, a partnership of which Mr. Stubblefield is a general partner; and 1,615 shares held by Mr. Stubblefield as custodian for his minor grandchildren (including the shares described in footnote 11 below). Mr. Stubblefield has sole voting and investment power as to 121,102 of such shares and shared voting and investment power as to 1,615 of such shares.

(11)
Includes 382 shares held by Arnold Stubblefield as custodian for John Stubblefield's children, as to which shares John Stubblefield has shared voting and investment power with Arnold Stubblefield.

(12)
Arnold H. Stubblefield and John L. Stubblefield are father and son, respectively.

(13)
Includes 13,188 shares held in Mr. Verrue's IRA trust account and 2,222 shares held by Mr. Verrue as trustee for his grandchild.

INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS

The Board of Directors

        The Board of Directors oversees our business and monitors the performance of management. In accordance with corporate governance principles, the Board does not involve itself in day-to-day operations. The directors keep themselves informed through, among other things, discussions with the Chief Executive Officer, other key executives and our principal advisers (legal counsel, outside auditors and other consultants), by reading reports and other materials that we send them and by participating in Board and committee meetings.

        Business Bancorp's Bylaws currently permit the number of Board members to range from 9 to 17, leaving the Board authority to fix the exact number of directors within that range. The Board has fixed the exact number of directors at 13.

        The Board held 12 meetings during 2002. Each incumbent director attended at least 75% of the total number of Board meetings plus meetings of the standing committees on which that particular director served, except for Neil T. Baker due to illness.

The Committees of the Board

        The Board may delegate portions of its responsibilities to committees of its members. These standing committees of the Board meet at regular intervals to attend to their particular areas of responsibility. Our Board has six standing committees: the Audit, Insurance & CRA Committee (the "Audit Committee"), the Investment/Asset-Liability Management Committee (the "Investment/ALCO Committee"), the Loan Committee, the Marketing Committee, the Mergers & Acquisitions Committee and the Personnel Committee.

        Audit Committee. The responsibilities of the Audit Committee are contained in the Report of the Audit Committee set forth below. The Audit Committee consists of Messrs. A. Stubblefield (Chairman), Duckworth, Jorstad, Riddell and Verrue each of whom is "independent," as defined by The Nasdaq Stock Market listing standards. The Board of Directors has designated Mr. Jorstad as a "financial expert," as that term is defined by SEC regulations issued under the Sarbanes-Oxley Act of 2002. The Audit Committee held 12 meetings during 2002.

        Investment/ALCO Committee.    The Investment/ALCO Committee held 12 meetings during 2002. Mr. Verrue chairs the committee and Messrs. Baker, Hall, Lane, Phelan and A. Stubblefield are members. This committee oversees our investment, asset-liability management and economic reports. In addition, the committee oversees our investment and asset-liability policies and initiatives.

        Loan Committee.    The Loan Committee held 44 meetings during 2002. Mr. Jorstad chairs the committee and Messrs. Bader, Baker, Hall, Lane, A. Stubblefield and Verrue are members. This committee oversees our credit management and credit review practices and approves our allowance for loan and leases losses.

        Marketing Committee.    The Marketing Committee held 6 meetings during 2002. Mr. J. Stubblefield chairs the committee. Ms. Munson and Messrs. Bader, Duckworth, Hall, Jorstad, Lane and Ragghianti are members. This committee oversees our marketing and advertising campaigns and strategies.

        Mergers & Acquisitions Committee.    The Mergers & Acquisitions Committee held 12 meetings in 2002. Mr. Verrue chairs the committee and Messrs. Duckworth, Hall, Jorstad, Lane and A. Stubblefield are members. This committee evaluates acquisition targets proposed by management and reviews acquisition offers for the Company, as necessary.

        Personnel Committee.    The Personnel Committee determines the salary and bonus structure of the Company's executive officers and supervises compensation for our other officers. In addition, the Personnel Committee reviews and/or approves personnel policies recommended by senior management. The Personnel Committee held 3 meetings during 2002. Ms. Munson chairs the Personnel Committee and Messrs. Hall, Lane, Ragghianti, Riddell and J. Stubblefield are members. Messrs. Hall and Lane do not participate in meetings in which their own performance or compensation is being discussed.

        Nominating Committee.    We do not have a standing nominating committee; however, the procedures for nominating directors, other than by the Board of Directors itself, are set forth in our Bylaws and in the Notice of Annual Meeting of Shareholders.

Actions taken by the above-described Board Committees are reported to the full Board of Directors following the committee meetings.

REPORT OF THE AUDIT COMMITTEE

        The Audit Committee is composed of five Directors who meet the independence standards in accordance with the listing standards of the NASDAQ Stock Market and the rules and regulations of the Securities and Exchange Commission. The Audit Committee selects and retains the Company's independent auditors, and assists the Board in its oversight of the integrity of the Company's financial statements. The Audit Committee oversees the performance of the independent auditors in their conduct of the audit. The Audit Committee operates under a written charter adopted by the Board. The Audit Committee reviews and assesses the adequacy of its charter on an annual basis. A copy of the Audit Committee's charter was most recently published in the Company's proxy statement for its 2002 Annual Meeting of Shareholders.

        On July 30, 2002, the Sarbanes-Oxley Act of 2002 was signed into law. The Audit Committee has met with representatives of management, legal counsel and the independent auditors to further its understanding of the Act's provisions. It also reviewed processes that are already in place as well as those that will be required to comply with the requirements of the Act as they become effective.

        The Audit Committee members are not professional auditors, and their functions are not intended to duplicate or to certify the activities of management or the independent auditors. In performing its functions, the Audit Committee acts only in an oversight capacity and necessarily relies on the work and assurances of the Company's management, which has the primary responsibility for financial statements and reports, and of the independent auditors, who, in their report, express an opinion on the conformity of the Company's annual financial statements to generally accepted accounting principles. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited consolidated financial statements and discussed such statements with management and the independent auditors.

        Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee discussed with the independent auditor matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees) as amended, including the auditor's judgment about the quality as well as the acceptability of the Company's accounting principles, as applied in its financial reporting.

        The Company's independent auditors also provided to the Audit Committee the written disclosures and the letter from the independent auditors required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). The Audit Committee discussed with the independent auditors the firm's independence.

        Based on the Audit Committee's above review of the audited financial statements and discussion with management and the independent auditors, the Audit Committee's review of the representations of management and the report of the independent auditors to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2002, for filing with the Securities and Exchange Commission. The Audit Committee also has approved, subject to shareholder ratification, the selection of the Company's independent auditors.

        Respectfully submitted by the members of the Audit Committee:

Arnold H. Stubblefield, Chairman
John E. Duckworth
Timothy J. Jorstad
John L. Riddell
Randall J. Verrue

Compensation Committee Interlocks and Insider Participation

        Messrs. Lane and Hall are members of the Personnel Committee and also serve as officers of the Company. As noted above, Messrs. Lane and Hall do not participate in discussions of the Personnel Committee relating to their performance or compensation. None of the other members of the Personnel Committee serves or has served as an officer or employee of Business Bancorp or its subsidiaries.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers and beneficial owners of more than 10% of our Common Stock to file reports with the SEC on changes in their beneficial ownership of Business Bancorp Common Stock and to provide the Company with copies of the reports.

        Based solely on our review of these reports or of certifications to us that no report was required to be filed, we believe that all of our directors and executive officers complied with all Section 16(a) filing requirements applicable to them during the 2002 fiscal year.

How We Compensate Board Members

        Business Bancorp has a policy of compensating directors for their service on the Board and for their attendance at committee meetings. All non-officer directors received annual retainers of $24,000 in 2002. The compensation for Messrs. Lane, Hall and Phelan, who receive no additional compensation for their services as directors, is discussed below in the section entitled "How We Compensate Executive Officers."

        In addition, directors are eligible to participate in Business Bancorp's 2002 Stock Option Plan. During 2002, each non-officer director of Business Bancorp received options to purchase 10,500 shares of our Common Stock at an exercise price of $12.39 per share, the fair market value of such stock on the date of grant. All stock options granted to non-officer directors vest 100% on the date of grant. Directors are also entitled to the protection of certain indemnification provisions in Business Bancorp's Articles of Incorporation, Bylaws and indemnification agreements. Stock option grants to Messrs. Lane, Hall and Phelan are discussed below in the section entitled "How We Compensate Executive Officers."

Certain Relationships and Related Transactions

        Business Bancorp, through its bank subsidiary, has had and expects in the future to have banking transactions in the ordinary course of business with our directors and officers or associates of our directors and officers. We may also have banking transactions with corporations of which our directors or officers may own a controlling interest, or also serve as directors or officers. These transactions have taken place and will take place on substantially the same terms, including interest and collateral, as those prevailing for comparable transactions with others, and comply with the provisions of applicable law, including the Sarbanes-Oxley Act of 2002. We believe that any loan transactions did not present more than the normal risk of noncollectibility or present other unfavorable features.

Executive Officers

        Set forth below are the names and five-year biographies of Business Bancorp's executive officers.

Name and Offices Held with the Company	Age	Principal Occupation and Business Experience
Alan J. Lane Chief Executive Officer and Director	40	Chief Executive Officer of Business Bancorp since December 2001. President of Business Bank of California since December 2001. Director of Business Bancorp since January 2000 and director of Business Bank of California since 1998. President and Chief Executive Officer of Business Bancorp from October 1999 to December 2001. President and Chief Executive Officer of Business Bank of California from April 1998 to December 2001. Executive Vice President and Chief Financial Officer of Business Bank of California from August 1996 to April 1998.
Charles O. Hall President, Chief Operating Officer and Director	48
		President, Chief Operating Officer and director of Business Bancorp since December 2001. Chief Executive Officer and director of Business Bank of California since December 2001. Director of MCB Financial Corporation from January 1999 to December 2001. Director of Metro Commerce Bank from December 1995 to December 2001. President and Chief Executive Officer of MCB Financial Corporation from January 1999 to December 2001. President and Chief Executive Officer of Metro Commerce Bank from January 1999 to December 2001. President and Chief Operating Officer of Metro Commerce Bank from April 1998 to December 1998. President, Chief Operating Officer and Chief Credit Officer of Metro Commerce Bank from December 1995 to April 1998.
Ruth E. Adell Executive Vice President and Chief Administrative Officer of Business Bank of California	48
		Executive Vice President and Chief Administrative Officer of Business Bank of California since April 1998. Executive Vice President and Chief Financial Officer of Business Bancorp from October 1999 to December 2001. Senior Vice President and Cashier of Business Bank of California from 1996 to April 1998.
Edwin J. Fix Executive Vice President and Chief Credit Officer of Business Bank of California	55
		Executive Vice President and Chief Credit Officer of Business Bank of California since August 2002. Senior Vice President GE Capital May 2000 to May 2002. Vice President Senior Credit Administrator Union Bank of California, N.A. March 1999 to May 2000. Vice President Country Credit Officer Korea-Japan Bank of America June 1996 to February 1999.

Patrick E. Phelan Executive Vice President and Chief Financial Officer and Director	39
Executive Vice President, Chief Financial Officer and director of Business Bancorp and Business Bank of California since December 2001. Director of MCB Financial Corporation and Metro Commerce Bank from May 2001 to December 2001. Chief Financial Officer of MCB Financial Corporation from May 1997 to December 2001. Executive Vice President and Chief Financial Officer of Metro Commerce Bank from December 1998 to December 2001. Senior Vice President and Chief Financial Officer of Metro Commerce Bank from May 1997 to December 1998. Mr. Phelan is a Certified Public Accountant and joined Metro Commerce Bank in April 1994.

How We Compensate Executive Officers

        Summary Compensation Table.    The following table summarizes information about compensation paid to or earned by our Chief Executive Officer, Alan J. Lane. It also summarizes the compensation paid to or earned by our executive officers who earned salary and bonus compensation in excess of $100,000 during 2002.

Summary Compensation Table

	Annual Compensation				Long-Term Compensation Awards
Name and Principal Position	Year	Salary (1)($)	Bonus (2)($)	Other Annual Compensation (3)($)	Restricted Stock Awards	Securities Underlying Options(4)(#)	All Other Compensation (5)($)
Alan J. Lane Chief Executive Officer	2002 2001 2000	$260,000 257,692 202,244	$112,517 65,693 83,846	— — —	— — —	31,500 — —	$3,760 5,138 4,350
Charles O. Hall President and Chief Operating Officer	2002 2001 2000	260,000 176,800 170,000	112,517 91,279 93,505	— — —	— — —	31,500 — —	10,823 7,500 7,500
Ruth E. Adell Executive Vice President and Chief Administrative Officer	2002 2001 2000	125,000 113,668 101,028	35,000 32,847 41,723	— — —	— — —	5,250 — —	3,760 5,250 5,250
Patrick E. Phelan Executive Vice President and Chief Financial Officer	2002 2001 2000	150,000 104,000 99,385	50,000 45,000 21,200	— — —	— — —	15,750 — 12,351	3,323 — —

(1)
Annual salary includes cash compensation earned and received by executive officers as well as amounts earned but deferred at the election of those officers under Business Bank of California's 401(k) Plan. In addition, Mr. Hall's annual salary includes amounts earned but deferred at his election under Business Bank of California's Deferred Compensation Plan.

(2)
Amounts indicated as bonus payments were earned for performance during 2002, 2001 and 2000. Also included in the amounts indicated as bonus payments are any amounts deferred at the election of those officers under the Business Bank of California 401(k) plan.

(3)
No executive officer received perquisites or other personal benefits in excess of the lesser of $50,000 or 10% of each such officer's total annual salary and bonus during 2002, 2001 and 2000.

(4)
Under the Business Bancorp 2002 Stock Option Plan stock options may be granted to directors, employees and consultants of Business Bancorp or its bank subsidiary. Stock options granted under these plans are either incentive or nonstatutory stock options. The stock options become exercisable in accordance with a vesting schedule established at the time of grant. Vesting may not extend beyond ten years from the date of grant. Stock options are adjusted to protect against dilution in the event of certain changes in Business Bancorp's capitalization, including stock splits and stock dividends. All options granted to executive officers have an exercise price equal to the fair market value of Business Bancorp's Common Stock on the date of grant.

(5)
Amounts shown for Mr. Lane include (a) for 2002, $3,760 in 401(k) plan matching contributions; (b) for 2001, $5,138 in 401(k) plan matching contributions; (c) for 2000, $4,350 in 401(k) plan matching contributions.

  Amounts shown for Mr. Hall include (a) for 2002, $3,323 in 401(k) plan matching contributions, and $7,500 in deferred compensation plan matching contributions; (b) for 2001, $7,500 in deferred compensation plan matching contributions; (c) for 2000, $7,500 in deferred compensation plan matching contributions.

  Amounts shown for Ms. Adell include (a) for 2002, $3,760 in 401(k) plan matching contributions; (b) for 2001, $5,250 in 401(k) plan matching contributions; (c) for 2000, $5,250 in 401(k) plan matching contributions.

  Amounts shown for Mr. Phelan include for 2002, $3,323 in 401(k) plan matching contributions.

        Option Grants in 2002.    The following table sets forth information concerning stock options granted during the year ended December 31, 2002 to our executive officers.

Option Grants in Last Fiscal Year

	Individual Grants in Fiscal 2002
					Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(3)
	Number of Securities Underlying Options Granted(1)	Percent of Total Options Granted to All Employees in Fiscal Year
Name			Exercise Price ($/ Sh)(2)	Expiration Date
					@ 5% ($)	@ 10% ($)
Alan J. Lane	31,500	21.88%	$12.39	2/28/12	$245,448	$622,014
Charles O. Hall	31,500	21.88%	12.39	2/28/12	245,448	622,014
Ruth E. Adell	5,250	3.65%	13.42	3/28/12	44,309	112,287
Edwin J. Fix	15,000	10.42%	14.46	8/22/12	136,407	345,683
Patrick E. Phelan	15,750	10.94%	12.39	2/28/12	122,724	311,007

(1)
Generally, options granted under the 2002 Stock Option Plan vest on a monthly basis at the rate of 20% of the options granted for each full year of the optionee's continuous employment with the Company and are exercisable to the extent vested.

(2)
All options listed were granted at the fair market value of our Common Stock on the date of grant.

(3)
Potential realizable value is net of the exercise price, but before taxes associated with the exercise. These amounts represent certain assumed rates of appreciation only, based on SEC rules. Actual realized value, if any, on the stock option exercises are dependent on the future performance of

  Business Bancorp Common Stock, overall market conditions and the option holders' continued employment with the Company through the vesting period. The amounts reflected in this table may not necessarily be achieved. One share of stock purchased in 2002 at $12.39 would yield profits of $7.79 per share at 5% appreciation over ten years and $19.75 per share at 10% appreciation over ten years.

        Aggregated Option Exercises and Option Values.    The following table sets forth the specified information concerning exercises of options to purchase Business Bancorp Common Stock in the fiscal year ended December 31, 2002 and unexercised options held as of December 31, 2002 by our executive officers.

Aggregated Option Exercises in Fiscal Year 2002 and Fiscal Year-End Option Values

			Number of Securities Underlying Unexercised Options at 12/31/02 (#)		Value of Unexercised In-the-Money Options at 12/31/02 ($)(1)
Name	Shares Acquired on Exercise(#)	Value Realized($)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Alan J. Lane	—	—	71,926	25,724	$512,341	$107,012
Charles O. Hall	14,601	$113,012	35,901	25,724	397,328	107,012
Ruth E. Adell	—	—	18,594	4,375	119,192	13,694
Edwin J. Fix	—	—	1,250	13,750	2,613	28,738
Patrick E. Phelan	6,807	85,700	15,239	12,862	106,252	53,506

(1)
Based on the closing price of Business Bancorp Common Stock on December 31, 2002, which was $16.55 per share.

Employment Contracts and Severance Agreements

  Mr. Lane

        The Company and Bank entered into an Employment Agreement with Alan J. Lane, Chief Executive Officer of the Company and President of the Bank, for an unspecified term commencing January 1, 2002 (the "Agreement"). Mr. Lane is entitled to receive payment of (i) an initial base salary in the amount of $260,000, payable in installments not less often than monthly, increased annually by the percentage increase in the CPI for the San Francisco Bay Area as well as at the discretion of the Board of Directors, and (ii) an annual bonus equal to one percent of the Company's pre-tax income if the Company's return on beginning equity equals or exceeds 10 percent during the fiscal year. The Agreement also calls for reimbursement for business expenses, the use of a Company-owned automobile, the Company's standard insurance coverage for Mr. Lane and his dependents and vacation leave.

        In the event Mr. Lane's employment is terminated for any reason other than death, disability, voluntary retirement or cause he will be entitled to receive a severance payment in an amount equal to his then base salary for 24 months in one lump sum. If Mr. Lane's employment is terminated for reasons of death, voluntary retirement or cause he will not be entitled to any severance payment. If termination occurs as a result of a medical disability, he will be entitled to receive severance payment in an amount equal to 25% of his then annual base salary.

  Mr. Hall

        The Company and Bank entered into an Employment Agreement with Charles O. Hall, President and Chief Operating Officer of the Company and Chief Executive Officer of the Bank, for an unspecified term commencing January 1, 2002 ("Mr. Hall's Agreement"). Mr. Hall is entitled to receive payment of (i) an initial base salary in the amount of $260,000, payable in installments not less often than monthly, increased annually by the percentage increase in the CPI for the San Francisco Bay Area as well as at the discretion of the Board of Directors, and (ii) an annual bonus equal to one percent of the Company's pre-tax income if the Company's return on beginning equity equals or exceeds 10 percent during the fiscal year. Mr. Hall's Agreement also calls for the reimbursement for business expenses, the use of a Company-owned automobile, the Company's standard insurance coverage for Mr. Hall and his dependents and vacation leave. Mr. Hall also participates in a deferred compensation plan into which Mr. Hall may elect to defer a portion of his current compensation and the Bank agrees to contribute up to 50 percent of the amount of his deferral. Mr. Hall vests 50 percent in the Bank's contributions after completing all of his contractual deferrals and vests the remaining 50 percent upon reaching retirement age.

        In the event Mr. Hall's employment is terminated for any reason other than death, disability, voluntary retirement or cause he will be entitled to receive a severance payment in an amount equal to his then base salary for 24 months in one lump sum. If Mr. Hall's employment is terminated for reasons of death, voluntary retirement or cause he will not be entitled to any severance payment. If termination occurs as a result of a medical disability, he will be entitled to receive severance payment in an amount equal to 25% of his then annual base salary.

  Ms. Adell

        The Company entered into an Employment Agreement with Ruth E. Adell, Executive Vice President and Chief Administrative Officer, for an unspecified term commencing April 15, 1998 ("Ms. Adell's Agreement"). Ms. Adell's Agreement calls for the payment of a base salary and the payment of a bonus in accordance with such bonus programs as may be approved by the Board of Directors from time to time. Ms. Adell's Agreement also provides for the reimbursement for business expenses, the use of a Company-owned automobile and certain insurance benefits. In the event of termination without cause, Ms. Adell is entitled to receive nine (9) months' severance pay. In the event of termination within two (2) years after a merger, reorganization or similar transaction in which there is a change in ownership of at least fifty-one percent (51%) except as the result of a transfer of shares in exchange for at least eighty percent (80%) control of another corporation, Ms. Adell will also be entitled to receive nine (9) months' severance pay.

  Mr. Fix

        The Bank entered into a Severance Agreement with Edwin J. Fix, Executive Vice President and Chief Credit Officer of the Bank, for an unspecified term commencing August, 2002. In the event of termination within one year after a merger, reorganization or similar transaction in which there is a change of ownership of at least fifty-one percent (51%) except as may result from a transfer of shares to another corporation in exchange for at least eighty percent (80%) control of that corporation, Mr. Fix will be entitled to receive a base benefit equal to twelve (12) months of pay and an added benefit of two (2) weeks of pay for each full year of service, provided that the total benefit payable to Mr. Fix shall not exceed eighteen (18) months of pay.

  Mr. Phelan

        The Company and Bank entered into a Severance Agreement with Patrick E. Phelan, Executive Vice President and Chief Financial Officer of the Company and Bank, for an unspecified term commencing January 1, 2002. In the event Mr. Phelan's employment is terminated for any reason other than death, disability, voluntary retirement or cause, he will be entitled to receive a severance benefit equal to eighteen (18) months of pay and an added benefit of two (2) weeks of pay for each full year of service, provided that the total benefit payable to Mr. Phelan shall not exceed two years of pay. "Pay" for purposes of the agreement means the total annual compensation paid to Mr. Phelan, including base wages and average bonuses paid to Mr. Phelan in the three most recent years. If

Mr. Phelan's employment is terminated for reasons of death, voluntary retirement or cause, he will not be entitled to any severance payment. If termination occurs as a result of a medical disability, he will be entitled to receive severance payment in an amount equal to 25% of his then annual base salary.

Compensation Committee's Report on Executive Compensation

        Set forth below is a report of our Personnel Committee addressing the compensation policies for 2002 applicable to our executive officers.

The Report

        Decisions regarding the compensation of the Company's executive officers, including those related to stock options, are considered by the full Board of Directors, based upon the recommendation and analysis performed by the Personnel Committee. Currently, the members of the Personnel Committee are Charles O. Hall, Alan J. Lane, Catherine H. Munson, Gary T. Ragghianti, John L. Riddell and John L. Stubblefield. Ms. Munson and Messrs. Ragghianti, Riddell and J. Stubblefield are independent directors. Since the Personnel Committee is responsible for setting the compensation of the Company's executive officers, including that of the Chief Executive Officer and the President and Chief Operating Officer, Mr. Lane and Mr. Hall do not participate in discussions of the Personnel Committee relating to their performance or compensation.

        Compensation Policies. Business Bancorp's executive compensation policies and specific executive compensation programs are adopted and administered in accordance with the principal goal of maximizing return on shareholders' equity. The Personnel Committee believes that this performance goal, and the long-term interests of our shareholders, are best achieved by attracting and retaining management of high quality, and that such management will require commensurate compensation. The Personnel Committee believes that our executive officer compensation policies are consistent with this policy.

        In addition, the Personnel Committee believes that, while our compensation programs should reflect the philosophy that executive compensation levels be linked to the Company's performance, such compensation programs should also be competitive and consistent with those provided to others holding positions of similar responsibility in the banking and financial services industry. Our compensation plans are designed to assist the Company in attracting and retaining qualified executive officers critical to our long-term success, while enhancing their incentives to perform to their maximum capability of increasing profitability and maximizing shareholder value.

        In setting annual compensation levels for executive officers, the Personnel Committee reviewed and analyzed the following factors:

  •
  the responsibilities of the position,

  •
  the performance of the individual and his or her general experience and qualifications,

  •
  the overall financial performance (including return on equity, return on assets and achievement of the profit plan) of Business Bancorp for the previous year and the contributions to such performance by the individual or his or her department,

  •
  the officer's total compensation during the previous year,

  •
  compensation levels paid by comparable companies in the financial services industry,

  •
  the officer's length of service with Business Bancorp, and

  •
  the officer's effectiveness in dealing with external and internal relationships.

        The Personnel Committee believes that the base compensation of the executive officers is competitive with compensation levels paid by comparable companies in the financial services industry.

        Long Term Compensation Programs.    While the Personnel Committee establishes salary and bonus levels based on the above described criteria, the Personnel Committee also believes that encouraging equity ownership by executive officers further aligns the interests of the officers with the performance objectives of our shareholders and enhances our ability to attract and retain highly qualified personnel on a basis competitive with industry practices. Stock options granted by the Company pursuant to the 1994 and 2002 Stock Option Plans help achieve this objective and provide additional compensation to the officers to the extent that the price of the Common Stock increases over its fair market value on the date of option grant. Stock options have been granted to each of the executive officers and to other officers and key employees. Through the 1994 and 2002 Stock Option Plans, there will be an additional direct relationship between the Company's performance and benefits to plan participants.

        Through these various compensation programs, the Personnel Committee believes that Business Bancorp furthers its objectives of attracting, retaining and motivating the best qualified executive officers, and ultimately will serve to increase our profitability and maximize shareholder value.

        Compensation of Chief Executive Officer.    The base salary of our Chief Executive Officer was determined primarily by the terms of his employment agreement dated January 1, 2002 (see "Employment and Severance Agreements"). The agreement provides for a base salary, subject to annual adjustments by the Board of Directors, and for an annual bonus based upon the pre-tax income of the Company if the Company's return on beginning equity equals or exceeds 10 percent during the fiscal year. In addition, the Chief Executive Officer's compensation for 2002 was based on his progress in achieving the Company's strategic objectives and demonstrated leadership ability.

Respectfully submitted by the members of the Personnel Committee:

Catherine H. Munson, Chairwoman
Charles O. Hall
Alan J. Lane
Gary T. Ragghianti
John L. Riddell
John L. Stubblefield

Performance Graph

        The following graph compares, for the period December 31, 1997 through December 31, 2002, the yearly percentage change in Business Bancorp's cumulative total return on its Common Stock with the cumulative total return of (i) the S&P 500 and (ii) the SNL Western Bank Index.

	Period Ending
Index
	12/31/97	12/31/98	12/31/99	12/31/00	12/31/01	12/31/02
Business Bancorp	100.00	114.81	83.33	90.28	111.29	161.59
S&P 500	100.00	128.55	155.60	141.42	124.63	96.95
SNL Western Bank Index	100.00	132.80	185.34	141.95	150.59	105.19

        The Audit Committee Report, the Report of the Personnel Committee, the Performance Graph and the assertion of independence of audit committee members, previously reported to you in this proxy statement, are not deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that Business Bancorp specifically incorporates that information by reference, and are not otherwise deemed filed under those acts.

DISCUSSION OF PROPOSALS

PROPOSAL 1: Elect Three Directors

        The Board of Directors of Business Bancorp is divided into three classes. Each year, the terms of directors in a different class expire. The terms of directors in Class I expire at the 2003 Annual Meeting.

        The Board has nominated three directors for election as Class 1 Directors at the Annual Meeting. If you elect them, they will hold office until the election of their successors at the Annual Meeting in 2006, or until they resign.

        We know of no reason why any nominee may be unable to serve as a director. If any nominee is unable to serve, your proxy may vote for another nominee proposed by the Board. If for any reason these nominees prove unable or unwilling to stand for election, the Board will nominate alternates. The Board has no reason to believe that its nominees would prove unable or unwilling to serve if elected.

        The following table sets forth the names and five-year biographies of the persons nominated by the Board to serve as Class 1 Directors. The table also sets forth the names and five-year biographies of our Class 2 Directors whose terms expire in 2004 and our Class 3 Directors whose terms expire in 2005.

Name and Age	Principal Occupation and Business Experience
Class 1 Nominees
D. William Bader (82)	Director of Business Bancorp since January 2000 and director of Business Bank of California since 1983. Mr. Bader is Chairman of Crest Chevrolet.
Neal T. Baker (79)	Director of Business Bancorp since January 2000 and director of Business Bank of California since 1983. Mr. Baker has been President of Neal T. Baker Enterprises and Baker's Burgers, Inc. since 1952.
Catherine H. Munson (75)
Director of Business Bancorp and Business Bank of California since December 2001. Director of MCB Financial Corporation/Metro Commerce Bank from 1989 to 2001. Ms. Munson is President of Lucas Valley Properties, Inc. and General Partner of McInnis Park Golf Center.
Class 2 Continuing Directors
Patrick E. Phelan (39)	Executive Vice President, Chief Financial Officer and director of Business Bancorp and Business Bank of California since December 2001. Director of MCB Financial Corporation and Metro Commerce Bank from May 2001 to December 2001. Chief Financial Officer of MCB Financial Corporation from May 1997 to December 2001. Executive Vice President and Chief Financial Officer of Metro Commerce Bank from December 1998 to December 2001. Senior Vice President and Chief Financial Officer of Metro Commerce Bank from May 1997 to December 1998. Mr. Phelan is a Certified Public Accountant and joined Metro Commerce Bank in April 1994.

Gary T. Ragghianti (59)
Director of Business Bancorp and Business Bank of California since December 2001. Director of MCB Financial Corporation/Metro Commerce Bank from 1989 to 2001. Mr. Ragghianti is an attorney-at-law with the San Rafael law firm of Ragghianti, Freitas, Macias & Wallace.
John L. Riddell (71)	Director of Business Bancorp since January 2000 and director of Business Bank of California since 1983. Mr. Riddell has been President & CEO of CHJ, Inc., a consulting/engineering firm, since 1964.
John L. Stubblefield (51)	Director of Business Bancorp since January 2000 and director of Business Bank of California since 1983. Mr. Stubblefield has been a real estate developer with Stubblefield Development, since 1974.
Class 3 Continuing Directors
John E. Duckworth (60)	Currently Vice Chairman of Business Bancorp and Chairman of Business Bank of California. Mr. Duckworth has been a director of Business Bancorp since January 2000 and director of Business Bank of California since 1983. Mr. Duckworth has been President of McNeal, Duckworth & McNeal, Inc., a real estate development company, since 1988.
Charles O. Hall (48)
President, Chief Operating Officer and director of Business Bancorp since December 2001. Chief Executive Officer and director of Business Bank of California since December 2001. Director of MCB Financial Corporation from January 1999 to December 2001. Director of Metro Commerce Bank from December 1995 to December 2001. President and Chief Executive Officer of MCB Financial Corporation from January 1999 to December 2001. President and Chief Executive Officer of Metro Commerce Bank from January 1999 to December 2001. President and Chief Operating Officer of Metro Commerce Bank from April 1998 to December 1998. President, Chief Operating Officer and Chief Credit Officer of Metro Commerce Bank from December 1995 to April 1998.
Timothy J. Jorstad (51)
Currently Chairman of Business Bancorp and Vice Chairman of Business Bank of California. Mr. Jorstad has been a director of Business Bancorp and Business Bank of California since December 2001. Director of MCB Financial Corporation/Metro Commerce Bank from 1989 to 2001. Mr. Jorstad is a Certified Public Accountant and has been President of the San Rafael CPA firm of Jorstad, Inc. since 1985. He is presently a director of Nocturne Productions.

Alan J. Lane (40)
Chief Executive Officer of Business Bancorp since December 31, 2001. President of Business Bank of California since December 31, 2001. Director of Business Bancorp since January 2000 and director of Business Bank of California since 1998. President and Chief Executive Officer of Business Bancorp from October 1999 to December 2001. President and Chief Executive Officer of Business Bank of California from April 1998 to December 2001. Executive Vice President and Chief Financial Officer of Business Bank of California from August 1996 to April 1998.
Arnold H. Stubblefield (69)
Director of Business Bancorp since January 2000 and director of Business Bank of California since 1992. Mr. Stubblefield is President of Stubblefield Construction Company and General Partner of Stubblefield Properties.
Randall J. Verrue (59)
Director of Business Bancorp and Business Bank of California since December 2001. Director of MCB Financial Corporation/Metro Commerce Bank from 1989 to 2001. Mr. Verrue has been President and CEO of HCV Pacific Partners, a real estate development company based in San Francisco, since 1989.

The Board recommends that you vote "FOR" the election of all three Class 1 Nominees for director.

PROPOSAL 2: Ratify Selection of Independent Public Accountants for 2003

        The Board of Directors has appointed Vavrinek, Trine, Day & Company, LLP as our independent public accountants for the year ending December 31, 2003, and shareholders are being asked to ratify the appointment. The appointment was recommended by the Audit Committee. Vavrinek, Trine, Day & Company, LLP, our accountants for the year ended December 31, 2002, performed audit services for 2002 which included the examination of the consolidated financial statements and services related to filings with the SEC. All professional services rendered by Vavrinek, Trine, Day & Company, LLP during 2002 were furnished at customary rates and terms. Representatives of Vavrinek, Trine, Day & Company, LLP will be present at the Annual Meeting and will be available to respond to appropriate questions from shareholders.

        Aggregate fees incurred by the Company for audit and non-audit services provided by Vavrinek, Trine, Day & Company, LLP, who acted as independent accountants for the year ended December 31, 2002, included audit fees of $92,600 and all other fees of $26,665. There were no financial information systems design and implementation fees for the year ended December 31, 2002. Detailed information describing fees paid to Vavrinek, Trine, Day & Company, LLP is provided below as Supplementary Information Regarding Independent Accountant Fees. In determining the independence of Vavrinek, Trine, Day & Company, LLP, the Audit Committee considered whether the provision of non-audit services is compatible with maintaining that independence.

Supplementary Information Regarding Independent Accountant Fees

        The following supplementary information is provided in addition to the required disclosures set forth above to present additional information and disclosure regarding services provided by the Company's independent accountants for the year ended December 31, 2002.

December 31, 2002
Audit fees	$92,600
Benefit plan audits	6,885
Tax fees	19,780

Total fees	$119,265

        The Board recommends that you vote "FOR" ratification of the selection of Vavrinek, Trine, Day & Company, LLP as Independent Public Accountants for 2003.

OTHER BUSINESS

        We know of no other business which will be presented for consideration at the Annual Meeting other than as stated in the Notice of Annual Meeting. If, however, other matters are properly brought before the meeting, it is the intention of the persons named as proxies in the enclosed proxy card to vote the shares represented thereby in accordance with their best judgment and in their discretion, and authority to do so is included in the proxy.

INFORMATION ABOUT SHAREHOLDER PROPOSALS

        Under certain circumstances, shareholders are entitled to present proposals at shareholder meetings. Shareholders may also submit proposals to appear in the Company's proxy statements in certain cases. If you wish to submit a proposal to be included in our 2004 proxy statement, we must receive it, in a form which complies with the applicable securities laws, on or before December 20, 2003. Please address your proposals to: Business Bancorp, 1248 Fifth Ave., San Rafael, California 94901, Attention: Corporate Secretary.

        In addition, in the event a shareholder proposal to be raised at the 2004 Annual Meeting (as opposed to proposals submitted to be included in the Company's proxy statement for that meeting) is not submitted to us prior to February 15, 2004, the proxy to be solicited by the Board of Directors for the 2004 Annual Meeting of Shareholders will confer authority on the holders of the proxy to vote the shares in accordance with their best judgment and discretion if the proposal is presented at the 2004 Annual Meeting of Shareholders without any discussion of the proposal in the proxy statement for such meeting.

By Order of the Board of Directors
Sheila T. Moran Corporate Secretary

Dated: April 18, 2003

\ / DETACH PROXY CARD HERE \ /

REVOCABLE PROXY	BUSINESS BANCORP 1248 Fifth Ave. San Rafael, California 94901	REVOCABLE PROXY

This proxy is solicited by the Board of Directors for use at the Annual Meeting on May 22, 2003.

The shares of stock you hold in your account will be voted as you specify on this proxy.

By signing the proxy, you revoke all prior proxies and appoint Alan J. Lane, Charles O. Hall and Patrick E. Phelan, and each of them, with full power of substitution, to vote your shares on the matters shown and any other matters which may come before the Annual Meeting and all adjournments. The Board of Directors at present knows of no other business to be presented by or on behalf of Business Bancorp or the Board of Directors at the meeting.

(Continued, and to be marked, dated and signed, on the other side)

\ / DETACH PROXY CARD HERE \ /

The Board of Directors Recommends a Vote FOR Proposals 1 and 2.

1.
Election of Directors in Class 1 of the Board.

☐ FOR all nominees listed below	☐ WITHHOLD AUTHORITY to vote for all nominees listed below	☐ *EXCEPTIONS

  Nominees:
  01 D. William Bader        02 Neal T. Baker        03 Catherine H. Munson

(INSTRUCTIONS: To withhold authority to vote for any individual nominee mark the "Exceptions" box and write that nominee's name on the space provide below.)

EXCEPTIONS

2.
Ratification of selection of Vavrinek, Trine, Day & Company, LLP as independent public accountants for the year ending December 31, 2003.
☐ FOR	☐ AGAINST	☐ ABSTAIN

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR PROPOSALS 1 AND 2 AND IN THE BEST JUDGMENT OF THE PROXIES ON ANY OTHER MATTER PROPERLY BROUGHT BEFORE THE MEETING. Please sign and date below.

I (We)	☐ DO	☐ DO NOT	expect to attend the meeting. Number of Persons

(Number of Shares)
Dated
(Please Print Name)
(Signature of Shareholder)
(Please Print Name)
(Signature of Shareholder)
(Please date this Proxy and sign your name exactly as it appears on your stock certificates. Executors, administrators, trustees, etc., should give their full titles. All joint owners should sign.)
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE.

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TABLE OF CONTENTS
PROXY STATEMENT FOR BUSINESS BANCORP 2003 ANNUAL MEETING OF SHAREHOLDERS
INFORMATION ABOUT THE ANNUAL MEETING AND VOTING
INFORMATION ABOUT BUSINESS BANCORP STOCK OWNERSHIP
INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS
REPORT OF THE AUDIT COMMITTEE
DISCUSSION OF PROPOSALS
OTHER BUSINESS
INFORMATION ABOUT SHAREHOLDER PROPOSALS